                                                                    Exhibit 10.8










                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS



1.  Purpose.....................................................................................1

2.  Definitions.................................................................................1

3.  Term of the Plan............................................................................5

4.  Stock Subject to the Plan...................................................................5

5.  Administration..............................................................................5

6.  Authorization and Eligibility...............................................................7

7.  Specific Terms of Awards....................................................................6

8.  Adjustments for Corporate Transactions......................................................12

9.  Change in Control...........................................................................14

10. Settlement of Awards........................................................................15

11. Unfunded Status of Plan.....................................................................17

12. Non-Transferability of Awards...............................................................17

13. Reservation of Stock........................................................................18

14. Limitation of Rights in Stock; No Special Service Rights....................................18

15. Nonexclusivity of the Plan..................................................................19

16. Termination and Amendment of the Plan.......................................................19

17. Notices and Other Communications............................................................19

18. Governing Law...............................................................................19


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

1.   PURPOSE

     This Plan is intended to encourage ownership of Stock by directors, employees and consultants of the Company and its Affiliates and to provide additional incentives for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.   DEFINITIONS

     As used in this Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

     2.1. AFFILIATE means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.2. AWARD means the any grant or sale pursuant to the Plan of Options, SARs, Performance Shares, Performance Units, Restricted Stock, or Stock Grants.

     2.3. AWARD AGREEMENT means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.4.  BOARD means the Company's Board of Directors.

     2.5. COMMON STOCK means common stock, par value $0.001 per share, of the Company.

     2.6. CHANGE IN CONTROL means the occurrence of any of the following after the date of the approval of the Plan by the Board:

           (a) any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, and as modified in Section 13(d) and 14(d) of that Act), other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) the Fund, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities (an "Investor"), becomes a "beneficial owner" (as defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 20% or more of the shares of voting stock of the Company then outstanding and such Investor's beneficial ownership level then exceeds the percentage of the Company's outstanding voting stock beneficially owned by the Fund; or

           (b) the consummation of a merger or consolidation of the Company or one of its Affiliates with or into any other company, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company; or

           (c) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities that represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of the Company or the acquiror or the parent of the acquiror, or such assets; or

           (d) a majority of the Board votes in favor of a decision that a Change in Control has occurred.

     2.7. CODE means the Internal Revenue Code of 1986, as amended from time to time, or any statute successor thereto, and any regulations issued from time to time thereunder.

     2.8.  COMMISSION means the Securities and Exchange Commission.

     2.9. COMMITTEE means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in
Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

     2.10. COMPANY means Heritage Property Investment Trust, Inc., a corporation organized under the laws of the State of Maryland.

     2.11. FAIR MARKET VALUE means the value of a share of Stock on any date as determined by the Committee.

     2.12. FUND shall mean the New England Teamsters and Trucking Industry Pension Fund, a trust organized under the laws of the Commonwealth of Massachusetts and, as of the date of the approval of the Plan by the Board, the owner of more than eighty percent (80%) of the outstanding voting securities of the Company.

     2.13. GRANT DATE means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.14. INCENTIVE OPTION means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.15. NONSTATUTORY OPTION means any Option that is not an Incentive Option.

     2.16. OPTION means an option to purchase shares of Stock.

     2.17. OPTIONEE means a Participant to whom an Option shall have been granted under the Plan.

     2.18. PARTICIPANT means any holder of an outstanding Award under the Plan.

     2.19. PERFORMANCE CYCLE or CYCLE means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

     2.20. PERFORMANCE SHARES means an Award of Stock which may be earned by the achievement of performance goals.

     2.21. PERFORMANCE UNIT means an Award of Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Stock and that may be earned by the achievement of performance goals.

     2.22. PLAN means this 2000 Equity Incentive Plan of the Company, as amended from time to time.

     2.23. PUBLIC MARKET EVENT means the first of either (i) a Public Merger or (ii) a Qualified Public Offering.

     2.24. PUBLIC MERGER means the closing of a merger of the Company with or into a public company that has shares listed on NASDAQ NMS, NYSE or any other national stock exchange and the shares issued or to be issued in such merger are registered pursuant to the Securities Act of 1933, as amended.

     2.25. QUALIFIED PUBLIC OFFERING means the closing of a public offering of shares of Common Stock pursuant to an effective registration statement on Form S-11, or successor or equivalent form, of the Commission under the Securities Act of 1933, as amended, pursuant to which the per share price to the public is not less than $25.00 (such amount to be subject to proportionate adjustment in the event of any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassifications or other similar event occurring after the date hereof) and the gross proceeds to the Company are not less than $50,000,000.

     2.26. RESTRICTED STOCK means a grant or sale of shares of Stock to the Participant subject to restrictions or other forfeiture conditions.

     2.27. RESTRICTION PERIOD means the period of time during which any grant of Restricted Stock remains at risk of forfeiture and return as described in
Section 7.3(d).

     2.28. STOCK means shares of Common Stock.

     2.29. STOCK GRANT means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

     2.30. STOCKHOLDERS' AGREEMENT means the Second Amended and Restated Stockholders Agreement dated as of March __, 2002 and entered into by and among (among others) the Company and setting forth, among other provisions, certain restrictions upon the transfer of shares of Stock, as such agreement shall be amended.

     2.31. STOCK APPRECIATION RIGHT or SAR means a right to receive any excess in the Fair Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

     2.32. TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

3.   TERM OF THE PLAN

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted hereunder at any time in the period commencing on the approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the adoption of the Plan by the Board. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the shareholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.   STOCK SUBJECT TO THE PLAN

     At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 3,600,000 shares of Common Stock; SUBJECT, HOWEVER, to the provisions of Section 8 of the Plan and the following additional limitations:

           (a) No more than 1,200,000 shares of Stock may be issued pursuant to or subject at any time to outstanding Awards of Restricted Stock, Performance Shares, Performance Units or Stock Grants.

           (b) No more than 400,000 shares of Stock may be covered by Options first granted to any one person in any one year.

     For purposes of applying the foregoing limitations, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or any Award of Restricted Stock should be forfeited by the recipient thereof, the shares not purchased by the Optionee or forfeited by such a recipient shall again be available for Awards thereafter to be granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.   ADMINISTRATION

     The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Committee's exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all needful determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including the director, employee or consultant to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be conclusive.

6.   AUTHORIZATION AND ELIGIBILITY

     Pursuant and subject to the terms of this Plan, the Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or combination with any other Awards, to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate or any employee of or consultant to one or more of the Company and its Affiliates. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.   SPECIFIC TERMS OF AWARDS

     7.1.  OPTIONS.

           (a) DATE OF GRANT. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

           (b) EXERCISE PRICE. The price at which shares may be acquired under each Incentive Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date, or not less than 110% of the Fair Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

           (c) OPTION PERIOD. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date, if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

           (d) EXERCISABILITY. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

           (e) EFFECT OF TERMINATION OF EMPLOYMENT OR ASSOCIATION. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, if the Optionee's employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following such termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination. Military or sick leave shall not be deemed a termination of employment or other association, PROVIDED that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

           (f) EXERCISE OF OPTION. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of any particular Option hereunder (and subject such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of that number of shares of Stock having a fair market value equal to the exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Stock becomes traded on an established market, or from the proceeds of any formal loan program the Committee may establish for the purpose of facilitating the exercise of Options by some or all Optionees. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

           (g) LIMITED PUT OPTION. Options granted prior to a Public Market Event may include a provision obligating the Company to redeem at the request of the Optionee up to fifteen percentage (15%) of the shares of Stock covered thereby for their Fair Market Value in the event no Public Market Event should occur prior to July 9, 2004, subject to such other terms and conditions as the Committee may in the circumstances approve.

           (h) LIMIT ON INCENTIVE OPTION CHARACTERIZATION. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

           (i) NOTIFICATION OF DISPOSITION. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

     7.2.  SARS.

           (a) TANDEM OR STAND-ALONE. SARs may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

           (b) EXERCISE PRICE. SARs shall have an exercise price of not less than fifty percent (50%) of the Fair Market Value of the Stock on the date of award, or in the case of SARs in tandem with Options, the exercise price of the related Option.

           (c) OTHER TERMS. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an SAR related to an Option which can only be exercised during limited periods following a Change in Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change in Control or paid during the thirty (30) day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Stock is normally traded.

     7.3.  RESTRICTED STOCK.

           (a) PURCHASE PRICE. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Committee.

           (b) ISSUANCE OF CERTIFICATES. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

     The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the

     Heritage Property Investment Trust, Inc. Amended and Restated 2000 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Heritage. Copies of such Plan and Agreement are on file in the offices of Heritage at 535 Boylston Street, Boston, MA 02116-3766.

           (c) ESCROW OF SHARES. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

           (d) RESTRICTIONS AND RESTRICTION PERIOD. During the period set by the Committee commencing with the date of such Award, I.E., the Restriction Period, Restricted Stock shall be subject to forfeiture and return to the Company (for such consideration, if any, as the Committee shall have determined at grant) on the basis of such conditions, related to the performance of services, Company or Affiliate performance or otherwise, as the Committee may determine. Any such risks of forfeiture and return may be waived, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

           (e) RIGHTS PENDING LAPSE OF RESTRICTIONS OR FORFEITURE OF AWARD. Except as otherwise provided in the Plan, at all times prior to lapse of any risk of forfeiture and return applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends with respect to the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

           (f) EFFECT OF TERMINATION OF EMPLOYMENT OR ASSOCIATION. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Restriction Period, all shares of Restricted Stock still subject to risk of forfeiture and return shall be returned to the Company; PROVIDED, HOWEVER, that military or sick leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

           (g) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     7.4. STOCK GRANTS. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     7.5.  PERFORMANCE UNITS AND PERFORMANCE SHARES.

           (a) VALUE. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the date of grant.

           (b) EARNING OF PERFORMANCE UNITS AND SHARES. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met within the period required, will determine the number and value of Performance Units or Shares that will be paid out to the Participant. After the applicable Performance Cycle has ended, the holder of Performance Units and Shares shall be entitled to receive payout on the number and value of Performance Units and Shares earned by the Participant over the Performance Cycle, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

           (c) FORM AND TIMING OF PAYMENT. Payment of earned Performance Units and Shares shall be made in a single lump sum following the close of the applicable Performance Cycle. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units or Performance Shares which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units or Shares. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

           (d) EFFECT OF TERMINATION OF EMPLOYMENT OR ASSOCIATION. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award agreement and this Section, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Performance Period, the Participant shall forfeit any payment which otherwise become due in respect of an Award of Performance Units or Shares; PROVIDED, HOWEVER, that military or sick leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

8.   ADJUSTMENTS FOR CORPORATE TRANSACTIONS

     8.1. STOCK DIVIDEND, ETC. In the event of any distribution on Stock payable in Stock or any split-up or contraction in the number of shares of Stock after the date of an Award Agreement evidencing an Award, the remaining number of shares of Stock subject to such Award and the price to be paid for any share subject to the Award, if any, shall be proportionately adjusted.

     8.2. STOCK RECLASSIFICATION. In the event of any reclassification or change of outstanding shares of Stock, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares which the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such reclassification or change.

     8.3. CONSOLIDATION OR MERGER. Subject to the remainder of this Section 8.3, in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares and other securities the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such consolidation, merger, sale or conveyance. However, unless any Award Agreement evidencing the grant of an Option shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not exercised by the Optionee prior to termination, either (a) at the close of a period of not less than ten (10) days specified by the Committee and commencing on the Committee's delivery of written notice to the Optionee of its decision to terminate such Option without payment of consideration as provided in the following clause or (b) as of the date of the transaction, in consideration of the Company's payment to the Optionee of an amount of cash equal to difference between the aggregate Market Value of the shares of Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option.

     8.4. OTHER. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

     8.5. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     8.6.  RELATED MATTERS. Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of option exercise prices, risks of forfeiture, performance goals and other financial objectives and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 8, the number and kind of shares of Stock available for the purposes of the Plan as stated in Section 4 shall be correspondingly adjusted.

9.   CHANGE IN CONTROL

     9.1. TREATMENT OF OUTSTANDING AWARDS. Except as otherwise provided below, upon the occurrence of a Change in Control:

           (a) Any and all Options and SARs shall become immediately exercisable, and shall remain exercisable throughout their remaining term;

           (b) Any Restriction Period imposed on Restricted Stock which is not performance-based shall lapse;

           (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Cycle(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Stock shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty
(30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Cycle which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to Participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Cycle which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

           None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change in Control (or similar event), (ii) subject to any contrary Award Agreement, if the Board, acting prior to the Change in Control, shall vote that such Change in Control shall not have the effects herein described or
(iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges

     9.2. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provisions of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interest accounting methodology, the Committee may take any action necessary to preserve the use of the pooling of interests accounting.

10.  SETTLEMENT OF AWARDS

     10.1. IN GENERAL. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash or Stock, or partly in cash and partly in Stock, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

     10.2. VIOLATION OF LAW. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Commission, one of the following conditions shall have been satisfied:

           (a) the shares are at the time of the issue of such shares effectively registered under the Act; or

           (b) the Company shall have received an opinion, in form and substance satisfactory to the Company, from the Company's legal counsel to the effect that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

           The Company shall make all reasonable efforts to bring about the occurrence of said events.

     10.3. EXECUTION OF STOCKHOLDERS' AGREEMENT; INTERPRETATION. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

     10.4. INVESTMENT REPRESENTATION. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

     10.5. REGISTRATION. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or such managing underwriter, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to such underwritten public offering of securities.

     10.6. PLACEMENT OF LEGENDS; STOP ORDERS; ETC. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Commission in respect to said Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.7. TAX WITHHOLDING. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. However, in such cases, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. With respect to withholding required upon the exercise of Options or upon the lapse of restrictions on Restricted Stock, participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, deems appropriate.

     The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

11.  UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

12.  NON-TRANSFERABILITY OF AWARDS

     Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, SAR, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to an immediate family member; provided, however, that any such transfer is without payment of any consideration whatsoever, that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Restricted Stock so transferred shall remain subject to any applicable restriction on transfer and risk of forfeiture. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant.

13.  RESERVATION OF STOCK

     The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

14.  LIMITATION OF RIGHTS IN STOCK; NO SPECIAL SERVICE RIGHTS

     A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to an Award, except to the extent that, in the case of an Option, the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

15.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

16.  TERMINATION AND AMENDMENT OF THE PLAN

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of such recipient under such Award.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided as amended such Award is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

17.  NOTICES AND OTHER COMMUNICATIONS

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at 535 Boylston Street, Boston, MA 02116-3766 Attention: Chief Financial Officer, Telecopier: (617) 267-4557, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.  GOVERNING LAW

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

                       *----------------*----------------*


The following does not form part of this Plan but is included solely for informational purposes:


           Date of Board Approval:

     Date of Shareholder Approval: